Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Red Rock Pictures Holdings, Inc., for the Quarter Ending November 30, 2006, I, Robert Levy, Chief Executive Officer and Chief Financial Officer of Red Rock Pictures Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  Such Quarterly Report on Form 10-QSB for the period ending November 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in such Quarterly Report on Form 10-QSB for the period ended November 30, 2006, fairly represents in all material respects, the financial condition and results of operations of Red Rock Pictures Holdings, Inc.

Dated: January 19, 2007

Red Rock Pictures Holdings, Inc.

By:	/s/ Robert Levy Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer)